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                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of December 5, 2000, between GMAC Commercial Mortgage Corporation as seller (the "Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

         The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans and a companion loan (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"). The Arizona Mills Mortgage Loan identified as loan number 24082 on the Mortgage Loan Schedule (the "Participation Loan"), which is one of the Mortgage Loans identified on the Mortgage Loan Schedule, is subject to a participation agreement (the "Participation Agreement") under which a 50% participating interest (the "Participation Interest") was created that is currently held by Goldman Sachs Mortgage Company ("GSMC"), which has sold its interest in the Participation Loan to Purchaser pursuant to the GSMC Mortgage Loan Purchase Agreement (defined below). For purposes of this Agreement, the Mortgage Loans shall include the AmeriSuites Companion Loan identified as loan number 29734 Note B on the Mortgage Loan Schedule (the "AmeriSuites Companion Loan"), which AmeriSuites Companion Loan was subordinated to the AmeriSuites Mortgage Loan identified as loan number 29734 on the Mortgage Loan Schedule (the "AmeriSuites Mortgage Loan") pursuant to an agreement among noteholders (the "Intercreditor Agreement"). Certain other multifamily and commercial mortgage loans will be purchased by the Purchaser from (i) German American Capital Corporation ("GACC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "GACC Warehouse Mortgage Loan Purchase Agreement"), between the Purchaser and GACC, (ii) GSMC pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "GSMC Warehouse Mortgage Loan Purchase Agreement") between the Purchaser and GSMC (the mortgage loans purchased by the Purchaser under the GACC Warehouse Mortgage Loan Purchase Agreement and the GSMC Warehouse Mortgage Loan Purchase Agreement, the "Warehouse Mortgage Loans"), (iii) GACC, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "GACC Mortgage Loan Purchase Agreement"), between the Purchaser and GACC, and (iv) GSMC, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "GSMC Mortgage Loan Purchase Agreement"), between the Purchaser and GSMC. The Seller, GACC and GSMC are collectively referred to as the "Mortgage Loan Sellers."


         It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans and companion loans to a trust fund (the "Trust Fund") to be formed

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by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc. and Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2000 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer") LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

         The Purchaser intends to sell the Class A-1, Class A-2, Class B, Class C and Class D Certificates to Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the Class X, Class E, Class F and Class G Certificates to the Underwriters, the Class S-MAC-1, Class S-MAC-2, Class S-MAC-3 and Class S-MAC-4 Certificates to Goldman, Sachs & Co. and the Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and Class S-AM Certificates to Commercial Asset Trading, Inc. (in such capacity, each an "Initial Purchaser") pursuant to two certificate purchase agreements, each dated the date hereof (the "Certificate Purchase Agreements"). The Purchaser intends to sell the Class R-I, Class R-II and Class R-III Certificates to CIBC World Markets Corp. (in such capacity, an "Initial Purchaser"). The Class X, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class R-I, Class R-II, Class R-III, Class S-AM, Class S-MAC-1, Class S-MAC-2, Class S-MAC-3 and Class S-MAC-4 Certificates are collectively referred to as the "Non-Registered Certificates."

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1.        Agreement to Purchase.

         The Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on December 14, 2000 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in December, 2000. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing
Date), the Mortgage Loans and the Companion Loan will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received,


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of $502,394,201 subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans and the Companion Loan shall be determined by the parties pursuant to an agreed upon term sheet.

SECTION 2.        Conveyance of Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date for such Mortgage Loan, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for each Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Seller.

         (b) In connection with the Seller's assignment pursuant to subsection
(a) above, the Seller hereby agrees that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on Exhibit B hereto) for each Mortgage Loan so assigned. Notwithstanding the foregoing, the Mortgage File for the Participation Loan will also include an original executed counterpart of the Participation Agreement and the Mortgage File for the AmeriSuites Mortgage Loan and the AmeriSuites Companion Loan will also each include an original executed counterpart of the Intercreditor Agreement. It is further acknowledged and agreed by the Seller that the Purchaser intends to cause the Trustee to perform a limited review of such Mortgage Files to enable the Trustee to confirm to the Purchaser on or before the Closing Date that the Mortgage Note referred to in clause (i) of Exhibit B has been delivered by the Seller with respect to each such Mortgage File. In the event Seller fails to so deliver each such Mortgage File to the Trustee, the Purchaser and its successors and assigns shall be entitled to pursue any rights or remedies in respect of such failure as may be available under applicable law. If the Seller cannot deliver, or cause to be delivered as to any Mortgage Loan, the original Mortgage Note, the Seller shall deliver a copy or duplicate original of such Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (viii), (xi)(A) and (xii) of Exhibit B, with evidence of recording thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded document has been lost or returned from the recording or filing office and subsequently


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lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days of the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate county recorder's or filing office such original or copy). If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee a commitment for title insurance "marked-up" at the closing of such Mortgage Loan, and the Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon notification from the Seller that the purchase price referred to in Section 1 (exclusive of any applicable holdback for transaction expenses) has been received by the Seller, the Trustee shall be authorized to release to the Purchaser or its designee all of the Mortgage Files in the Trustee's possession relating to the Mortgage Loans.

         (c) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with (i) the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (v) of Exhibit B and each UCC-2 and UCC-3, if any, referred to in clause (xi)(B) of Exhibit B and (ii) the delivery of a copy of any such document or instrument to the Master Servicer promptly following its return to the Trustee or its designee after such recording or filing; provided that the Seller shall not be responsible for actually recording or filing any such document or instrument. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or


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cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Seller's expense.

         (d) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B (all such other documents and records, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

         (e) The Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

SECTION 3.        Examination of Mortgage Loan Files and Due Diligence Review.

         The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

SECTION 4.        Representations, Warranties and Covenants of the Seller.

         (a) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), (i) each of the representations and warranties set forth in Exhibit C with respect to each Mortgage Loan other than the Participation Loan and (ii) with respect to the Participation Loan, each of the representations and warranties set forth in Exhibit E, with such changes or modifications as may be permitted or required by the Rating Agencies.

         (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:



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         (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

         (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

         (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

         (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

         (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

         (vi) No litigation is pending with regard to which Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.



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         (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

         (viii) Neither the Seller nor anyone acting on its behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or
(E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered Certificate. In addition, the Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or the Warehouse Mortgage Loans or any substantial number thereof.

         (ix) Insofar as it relates to the Mortgage Loans and the Warehouse Mortgage Loans, the information set forth on pages A-8 through A-11, inclusive, of Annex A to the Prospectus Supplement (as defined in Section 9) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the Mortgage Loans and the Warehouse Mortgage Loans and/or the Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum (as defined in Section 9) under the headings "Summary of Series 2000-C3 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors" and "Description of the Mortgage Pool," set forth on Annex A to the Prospectus Supplement and (to the extent it contains information consistent with that on such Annex A) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being


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         available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (x) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to the Purchaser,
         (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

         (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection
(b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 5.        Representations, Warranties and Covenants of the Purchaser.

         (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

                  (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

                  (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (ii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.


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                  (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

                  (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

         (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.


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

SECTION 6.        Repurchases.

         (a) Within 90 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, of a Defect (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date) in respect of the Mortgage File for any Mortgage Loan or a breach of any representation or warranty made pursuant to Section 4(a) and set forth in Exhibit C or Exhibit E, as applicable (a "Breach"), which Defect or Breach, as the case may be, materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), the Seller shall cure such Defect or Breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date) by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s); provided, however, that in lieu of effecting any such repurchase, the Seller will be permitted to deliver a Qualifying Substitute Mortgage Loan and to pay a cash amount equal to the applicable Substitution Shortfall Amount, subject to the terms and conditions of the Pooling and Servicing Agreement as in effect on the Closing Date.

         If the Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes.

         (b) Notwithstanding Section 6(a), within sixty (60) days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the Seller shall repurchase such Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s).

         In addition, if, as of the Closing Date, any Mortgage Loan is secured by a Mortgage that does not constitute a valid first lien upon the related Mortgaged Property, including all buildings located thereon and all fixtures attached thereto, or if a Mortgage is subject to something other than (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (C) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan and (D) those exceptions set forth on Schedule C-1 to Exhibit C hereto (the exceptions set forth in the foregoing clauses (A), (B), (C) and (D) collectively, "Permitted Encumbrances"), or if the insurer that issued the Title Policy referred to in clause (vi) of Exhibit C hereto in respect of any Mortgage Loan was not qualified to do business in the state in which the related Mortgaged Property is located, and in either case such failure materially and adversely affects the interests of holders of Certificates,

(any such failure that materially and adversely affects the interests of holders of Certificates, also a "Breach"), the Seller shall be required, at its option, to either (i) cure such Breach in all material respects or (ii) repurchase the affected Mortgage Loan, in each case, within the applicable Permitted Cure Period (as defined below). Notwithstanding anything to the contrary contained herein, the terms and conditions of this paragraph shall not apply to the Participation Loan.

         If any such Breach is not corrected or cured in all material respects within the applicable Permitted Cure Period, the Seller shall, not later than the last day of such Permitted Cure Period, (i) repurchase the affected Mortgage Loan from the Purchaser or its assignee at the applicable Purchase Price or (ii) if within the three-month period commencing on the closing date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), at its option, replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan and pay any corresponding Substitution Shortfall Amount. The Seller agrees that any such repurchase or substitution shall be completed in accordance with and subject to the terms and conditions of the Pooling and Servicing Agreement.

         For purposes of the preceding paragraph only, the "Permitted Cure Period" applicable to any Breach in respect of any Mortgage Loan shall be the 90-day period immediately following the earlier of the discovery by the Seller or receipt by the Seller of notice of such Breach; provided that if such Breach cannot be corrected or cured in all material respects within such 90-day period, but is reasonably likely that such Breach could be corrected or cured within 180 days of the earlier of discovery by the Seller and receipt by the Seller of notice of such Breach and the Seller is diligently attempting to effect such correction or cure, then the applicable Permitted Cure Period shall, with the consent of the Purchaser or its assignee (which consent shall not be unreasonably withheld), be extended for an additional 90 days, unless (i) the affected Mortgage Loan is in default and (ii) the applicable Breach constitutes a Material Document Defect (as defined in the Pooling and Servicing Agreement) other than a Material Document Defect resulting solely from a delay caused by the public recording or filing office where a document has been sent for recording or filing.

         (c) In connection with any repurchase of or substitution for a Mortgage Loan contemplated by this Section 6, the then owner(s) thereof shall tender or cause to be tendered promptly to the Seller, upon delivery of a receipt executed by the Seller, the related Mortgage File and Servicing File, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Purchaser or the Trustee shall be endorsed or assigned, as the case may be, to the Seller or its designee in the same manner. The form and sufficiency of all such instruments and certificates shall be the responsibility of the Seller.

         (d) Except as provided in Section 2(b), this Section 6 provides the sole remedies available to the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates) respecting any Defect in a Mortgage File or any breach of any representation or warranty made pursuant to Section 4(a) and set forth in Exhibit C or Exhibit E, as applicable, or in connection with the circumstances described in Section 6(b). If the Seller defaults on its obligations to repurchase any Mortgage Loan in accordance with Section 6(a) or 6(b) or disputes its obligation to repurchase any Mortgage Loan in accordance with either such subsection, the Purchaser or its successors and assigns may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. The Seller shall reimburse the Purchaser for all necessary and reasonable costs and expenses incurred in connection with such enforcement.

         (e) In the event that (i) any Mortgage Loan that is a Cross-Collateralized Mortgage Loan (as defined in the Pooling and Servicing Agreement) is required to be repurchased pursuant to this Section 6 as a result of a Breach, Defect or other event, and (ii) the cross-collateralization provisions of the related Cross-Collateralized Mortgage Loans cannot be released to the extent required by Section 2.03 of the Pooling and Servicing Agreement to permit repurchase of the affected Mortgage Loan within the time period specified in this Agreement for such repurchase, the Seller shall repurchase the affected Mortgage Loan and all of the related Cross-Collateralized Mortgage Loans not so released. In the event that the AmeriSuites Mortgage Loan or the AmeriSuites Companion Loan is required to be repurchased pursuant to this Section 6 as a result of a Breach, Defect or other event, the Seller shall repurchase both the AmeriSuites Mortgage Loan and the AmeriSuites Companion Loan.

SECTION 7.        Closing.

         The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

                  (i) All of the representations and warranties of the Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

                  (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

                  (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
         Section 3 shall be satisfactory to the Purchaser in its sole determination;

                  (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                  (vi) The Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

                  (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

         Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

SECTION 8.        Closing Documents.

The Closing Documents shall consist of the following:

         (a) This Agreement duly executed and delivered by the Purchaser and the Seller;

         (b) An Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Seller;

         (c) A certificate of good standing regarding the Seller from the Secretary of State for the State of California, dated not earlier than 30 days prior to the Closing Date;

         (d) A certificate of the Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely;

         (e) Written opinions of counsel for the Seller, substantially in the form of Exhibits D-3A and D-3B hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

         (f) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each Underwriter as an addressee; and

         (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 9.        Indemnification.

         (a) The Seller agrees to indemnify and hold harmless the Purchaser, its officers and directors, and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement is with respect to information regarding the Mortgage Loans or the Warehouse Mortgage Loans contained in the Loan Detail or, to the extent consistent therewith, the Diskette or contained in the Term Sheet Diskette, to the extent consistent with the Term Sheet Master Tape; or
(ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Seller or the Mortgage Loans or the Warehouse Mortgage Loans contained in the Prospectus Supplement or the Memorandum under the headings "Summary of Series 2000-C3 Transaction -- The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Property," "--Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors" and/or "Description of the Mortgage Pool" or contained on Annex A to the Prospectus Supplement (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail; or (iii) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 4; provided, that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

         For purposes of the foregoing, "Registration Statement" shall mean the registration statement No. 333-45256 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated November 20, 2000, as supplemented by the prospectus supplement dated December 5, 2000 (the "Prospectus Supplement"), relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated December 14, 2000, relating to the Non-Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); and "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"). The mortgage loan and related information contained on the diskette attached to any ABS Term Sheets or Computational Materials is referred to herein as the "Term Sheet Diskette" and the tape provided by the Seller that was used to create the Term Sheet Diskette is referred to herein as the "Term Sheet Master Tape." References herein to ABS Term Sheets or Computational Materials shall include any Term Sheet Diskette provided therewith.

         (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this
Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this
Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the indemnifying party, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

         (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

         (d) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, and (iii) acceptance of and payment for any of the Certificates.

SECTION 10.       Costs.

         Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto.

SECTION 11.        Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to GMAC Commercial Mortgage Corporation, at 200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to GMAC Commercial Mortgage Corporation, or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

SECTION 12.       Third Party Beneficiaries.

         Each of the officers, directors and controlling persons referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Seller set forth in Section 9 of this Agreement. It is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Seller to the same extent as if it was a party hereto.

SECTION 13.      Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

SECTION 14.       Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 15.       Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 16.       GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 17.       Further Assurances.

         The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 18.       Successors and Assigns.

         The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns, and the indemnified parties referred to in Section 9.

SECTION 19.       Amendments.

         No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner which would have a material adverse effect on any third party beneficiary under Section 12 hereof without the prior consent of that person.

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                      GMAC COMMERCIAL MORTGAGE CORPORATION

                                      By: /s/
                                         --------------------------------------
                                      Name:  David Lazarus
                                      Title:    Vice President

                                      GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

                                      By: /s/
                                         --------------------------------------
                                      Name: David Lazarus
                                      Title:   Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

GMACCM / RFC MORTGAGE LOAN SCHEDULE

     LOAN NUMBER                 LOAN NAME                                                           ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
        24082         Arizona Mills                                              5000 Arizona Mills Circle
        29734         AmeriSuites Loan
       29734-A        AmeriSuites - Birmingham                                   2980 Highway 150
       29734-B        AmeriSuites Uptown - Albuquerque                           6901 Arvada Avenue, N.E.
       29734-C        AmeriSuites - Linthicum Heights                            940 International Drive
       29734-D        AmeriSuites - Tampa                                        4811 West Main Street
       29734-E        AmeriSuites - Flagstaff                                    2455 South Beulah Boulevard
       29734-F        AmeriSuites - Forest Park                                  12001 Chase Plaza Drive
       29734-G        Homewood Suites - Germantown                               7855 Wolf River Parkway
       29734-H        Residence Inn - Somers Point                               900 Mays Landing Road
    29734 Note B      AmeriSuites Companion Loan
       29734-A        AmeriSuites - Birmingham                                   2980 Highway 150
       29734-B        AmeriSuites Uptown - Albuquerque                           6901 Arvada Avenue, N.E.
       29734-C        AmeriSuites - Linthicum Heights                            940 International Drive
       29734-D        AmeriSuites - Tampa                                        4811 West Main Street
       29734-E        AmeriSuites - Flagstaff                                    2455 South Beulah Boulevard
       29734-F        AmeriSuites - Forest Park                                  12001 Chase Plaza Drive
       29734-G        Homewood Suites - Germantown                               7855 Wolf River Parkway
       29734-H        Residence Inn - Somers Point                               900 Mays Landing Road
        28723         Lichtenstein Retail Portfolio
       28723-A        Hale Road Plaza                                            120 Hale Road
       28723-B        Christmas Tree Shops Plaza                                 1505 South Washington Street
       28723-C        Bernie's Plaza                                             40 Cumberland Avenue
        28450         Governor's Square Apartments                               520 P Street, 1451 3rd Street
        29497         Briargrove Plaza Shopping Center                           6100 - 6154 Westheimer Road
        27395         Bound Brook Apartments                                     West Union Avenue
        28997         Hillside Village Shopping Center                           6441 E. Mockingbird Lane
        28269         Holiday Inn-Pittsburgh Airport                             1406 Beers School Road
        27302         Fairfax Circle Shopping Center                             9629-9703 Lee Highway
        28270         Courtyard by Marriott                                      2700 Hoppe Trail
        28492         Vistas at Northbrook                                       619 West Orlando Avenue
        28640         Fairfield Inn by Marriott                                  2750 Slater Road
        24767         Villages at McClintock                                     1701 East Don Carlos Avenue
        28491         TownePlace Suites by Marriott                              66 Zephyr Road
        28350         Bay Shore Retail Center                                    3845 Bayshore Road
        28616         Waterford at Summit View Apartments                        8301 Presidents Drive
        28493         Courtyard by Marriott                                      80 Northeast Loop 410
        28499         Courtyard by Marriott (MI)                                 1592 Mall Drive
        28497         Fairfield Inn by Marriott (TX)                             88 Northeast Loop 410
        29297         Amtech Systems Corporation Facility                        8600 Jefferson Street, NE
        27443         Microtel Inn & Suites (Maryland)                           1170 Winterson Road
        28233         Bainbridge Self-Storage                                    9300 Sportsman Club Road NE
        28394         Pine Circle Townhomes                                      7102-7196 Lodgepole Drive, SE
        27764         Timberlake Courts Apartments                               125 Interstate Highway 10 North
        27963         University Avenue Office Building                          7373 University Avenue
        27587         Airline Medical Office                                     5990 Airline Drive
        27965         Congress Avenue Office Park I                              1760 N. Congress Avenue
        26252         Hunt Club Apartments                                       2211 West Hickory Street
        28267         El Camino Real Courtyards                                  250 El Camino Real
        28261         Arcadia Business Center                                    735 W. Duarte Road
        27964         Beach Professional Plaza                                   12362 Beach Boulevard
        28992         Brentstone Apartments                                      2712 Bartlett Avenue
     01-1027968       2911 Florence Avenue Retail                                2911 Florence Avenue
     01-1027711       Parkview Professional Building                             1800 Rockaway Avenue
     01-1026840       Kendall Apartment Portfolio
    01-1026840-A      39th Street Apartments                                     975, 1005, 1015 39th Street
    01-1026840-B      Sutton Place Apartments                                    1832 - 1836 Sutton Court
    01-1026840-C      Winston Drive Apartments                                   3370 - 3400 Winston Drive
    01-1026840-D      25th Street Apartments                                     3902 25th Street
    01-1026840-E      Kennedy Drive Apartments                                   2005 - 2007 Kennedy Drive
    01-1026840-F      Loganwood Apartments                                       2104 18th Avenue
     01-1026670       Island Mall                                                1425 McCulloch Boulevard
     01-1025159       Highland Park Apartments                                   6622 - 6766 North Fessenden Street
     01-1026870       Ashley Apartment Building                                  4954 West Pine Boulevard
     01-1028013       Carlton Heights Apartments                                 8206 Bunche Drive
     01-1027426       Colonial Apartments                                        165 Pearl Street
     01-1024923       Trinity Towers, Brittany Apartments, Wagner Apts
    01-1024923-A      Trinity Towers Apartments                                  34 - 38 Vernon Street
    01-1024923-B      Brittany Apartments                                        44 New Britain Avenue
    01-1024923-C      Wagner Apartments                                          59 Webster Street
     01-1027758       171 - 181 Market Street Office                             171 - 181 Market Street
     01-1027009       Hudson Place Apartments                                    5605, 5610, 5611, 5612 Hudson Street; 1517-1519
                                                                                   Matilda St.
     01-1025837       Greenville Shopping Center                                 2715 Traders Road
     01-1026862       Beach AC Mini-Storage                                      101 Central Road
     01-1026872       Palmetto Medical Park                                      22023 State Road 7
     01-1024063       100 East Main Office                                       100 East Main Street and 101 East Water Street
     01-1027024       Patriot Self Storage                                       1144 Sigman Road
     01-1027879       374 South 5th Street Apartments                            374 South 5th Street
     01-1023747       Independent Packaging Industrial Building                  303 North Curry Pike
     01-1028782       367 South 5th Street Multifamily                           367 South 5th Street
     01-1028014       Fairfield Apartments                                       100 South Bowser Road
      991091618       Valley Creek Office Property                               8301, 8401, & 8501 Golden Valley Road
      11029238        Athens Promenade                                           3640-3660 Atlanta Highway
      11029240        DeZavala Oaks Apartments                                   6033 DeZavala Road
      991091621       Courtyard by Marriott - Orange                             136 Marsh Hill Road
      991091659       Avanex II                                                  40949 Encyclopedia Circle
      991091630       Porter Square Galleria                                     One Porter Square
      991091620       Courtyard by Marriott - Westborough                        3 Technology Drive
      991091256       Windover of Melbourne Apartments                           2255 Friday Court #225
      991091662       Park Colony Apartments                                     9127 N. Potter Road
      991091255       Windover Health Club Apartments                            5496 Fitness Circle
      11029222        The Willows Apartments                                     49330 Carlos Road
      11029255        Fowler Plaza                                               2301 East Fowler Avenue
      991091257       Windover Golden Pointe                                     2555 Friday Court #225
      991091664       Bluffs IV                                                  6305 & 6309 Carpinteria Avenue
      991091661       Linens & Things                                            3200 Mall Loop Drive
      991091652       Wellington Mobile Home Park                                245 Lancaster Drive
      991091668       Suncrest Village Apartments                                10901 & 11061 Village Bend Lane
      11029223        Best Buy Mankato                                           1895 Adam Street
      991091254       Windover of Fort Pierce Apartments                         2476 Atlantis Drive
      991091647       Metro Park Complex                                         333 Metro Park
      991091633       Route One Crossing                                         108 Newbury Street (Route 1)
      991091653       Riverbend MHP                                              7535 Northeast River Road
      991091657       Eckerd Drug/Children's Hospital                            2604 - 2606 Route 130 North
      991091654       Beacon Commons                                             5629-5669 Beacon Street
      11029256        Mission Square Retail Center                               9735 Old St. Augustine Road
      991091632       Louis Brandman and Sons                                    173 Main Street and 10 Catherine Street
      991091646       Empire Building                                            1231 Walnut Street
      991091669       Courtyard Park                                             4201 Oglethorpe Street
      991091631       Lansdale & Five Points Apartments                          2713, 2719 Azalea Gardens Rd & 1209-1213
                                                                                   Norview Ave
      991091622       Federal Plaza Shopping Center                              1924-1960 S. Federal Highway
      991091666       Parkwood Square Shopping Center                            3010 Highway 30 West
      991091626       Carrollton/Del-Mar Apartments                              1600 & 1610 Belt Line Drive
      991091624       Grand Manor Apartments                                     7405 W 123rd Street
      991091635       Ath-Dara                                                   83-93 S. Lansdowne Avenue
      11029249        Bridgewater Mews                                           1952 Route 22 East
      991091644       Descanso Plaza Apartments                                  11102 East 16th Avenue
      991091619       Bluebird Apartments                                        900 - 908 Rice Street
      991091628       Wexford Apartments                                         430 Elm Street
      991091627       South Lamar Retail                                         2300 South Lamar Boulevard
      991091663       Wheatley Plaza Apartments                                  5600 Market Street
      991091645       210-230 West Nyack Road                                    210 - 230 West Nyack Road
      991091650       Metacom Apartments                                         400R Metacom Avenue
      991091634       Oak Apartments                                             8904-8914 Temple Terrace Highway
      991091649       Metacom Retail                                             390 Metacom Avenue
      11029241        La Comercia                                                5805 Lyons Avenue
      991091623       Plant City Shopping Center                                 1705-1707 Jim Redman Parkway
      991091655       Southern Acres MHP                                         3334 East Southern Avenue
      991091651       Willow Lane Apartments                                     3101-3111 Willow Lane
      991091665       Huffmeister Plaza                                          11302 Huffmeister Road
      991091625       Belmont Square                                             6347-6359 West Belmont Avenue
      991091658       15-17 Massasoit Avenue                                     15-17 Massasoit Avenue

                                                                                INTEREST
                                                                                  RATE     RATE          ORIGINAL      CUT-OFF DATE
     LOAN NUMBER                CITY                  STATE         ZIP CODE      (%)      TYPE        BALANCE ($)      BALANCE ($)
-----------------------------------------------------------------------------------------------------------------------------------
        24082         Tempe                          Arizona          85282     7.89500    Fixed        73,000,000      72,915,715
        29734                                                                   8.44385    Fixed        31,500,000      31,468,201
       29734-A        Hoover                         Alabama          35244
       29734-B        Albuquerque                   New Mexico        87110
       29734-C        Linthicum Heights              Maryland         21090
       29734-D        Tampa                          Florida          33607
       29734-E        Flagstaff                      Arizona          86001
       29734-F        Forest Park                      Ohio           45240
       29734-G        Germantown                    Tennessee         38138
       29734-H        Somers Point                  New Jersey        08244
    29734 Note B                                                                6.89300    Fixed         4,500,000       4,495,457
       29734-A        Hoover                         Alabama          35244
       29734-B        Albuquerque                   New Mexico        87110
       29734-C        Linthicum Heights              Maryland         21090
       29734-D        Tampa                          Florida          33607
       29734-E        Flagstaff                      Arizona          86001
       29734-F        Forest Park                      Ohio           45240
       29734-G        Germantown                    Tennessee         38138
       29734-H        Somers Point                  New Jersey        08244
        28723                                                                   8.25000    Fixed        28,350,000      28,331,922
       28723-A        Manchester                   Connecticut        06040
       28723-B        North Attleboro             Massachusetts       02760
       28723-C        North Attleboro             Massachusetts       02760
        28450         Sacramento                    California        95814     8.08000    Fixed        19,600,000      19,556,631
        29497         Houston                         Texas           77057     7.96000    Fixed        14,950,000      14,939,887
        27395         Bound Brook                   New Jersey        08805     8.06000    Fixed        12,960,000      12,960,000
        28997         Dallas                          Texas           75214     8.18000    Fixed        12,050,000      12,029,212
        28269         Moon Township                Pennsylvania       15108     8.45000    Fixed        10,500,000      10,481,894
        27302         Fairfax                        Virginia         22031     8.45000    Fixed         9,600,000       9,579,724
        28270         Round Rock                      Texas           78681     8.50000    Fixed         6,100,000       6,083,592
        28492         Normal                         Illinois         61761     8.50000    Fixed         6,100,000       6,085,660
        28640         Morrisville                 North Carolina      27560     9.25000    Fixed         5,800,000       5,786,500
        24767         Tempe                          Arizona          85281     7.99000    Fixed         5,400,000       5,393,921
        28491         Williston                      Vermont          05495     8.75000    Fixed         5,200,000       5,185,037
        28350         Lower Township                New Jersey        08204     8.21500    Fixed         5,100,000       5,094,598
        28616         Swatara Township             Pennsylvania       17111     8.00000    Fixed         5,000,000       4,996,645
        28493         San Antonio                     Texas           78216     8.56250    Fixed         4,400,000       4,385,061
        28499         Benton Harbor                  Michigan         49022     8.31250    Fixed         3,800,000       3,786,431
        28497         San Antonio                     Texas           78216     8.56250    Fixed         3,700,000       3,687,438
        29297         Albuquerque                   New Mexico        87113     8.09000    Fixed         3,500,000       3,496,165
        27443         Linthicum                      Maryland         21090     8.65000    Fixed         3,300,000       3,288,994
        28233         Bainbridge Island             Washington        98110     8.75000    Fixed         3,200,000       3,194,811
        28394         Grand Rapids                   Michigan         49548     8.30000    Fixed         3,000,000       2,994,976
        27764         Beaumont                        Texas           77707     8.20000    Fixed         2,275,000       2,270,127
        27963         La Mesa                       California        92041     8.20000    Fixed         1,685,000       1,682,107
        27587         Houston                         Texas           77076     8.37500    Fixed         1,350,000       1,349,161
        27965         West Palm Beach                Florida          33409     8.20000    Fixed         1,340,000       1,337,700
        26252         Denton                          Texas           76201     8.73000    Fixed         1,100,000       1,092,670
        28267         Tustin                        California        92780     8.37500    Fixed         1,100,000       1,098,192
        28261         Arcadia                       California        91007     8.66000    Fixed         1,000,000         998,471
        27964         Stanton                       California        90680     8.20000    Fixed           950,000         948,369
        28992         Pascagoula                   Mississippi        39567     7.92000    Fixed           840,000         839,427
     01-1027968       Los Angeles                   California        90255     8.67000    Fixed         4,650,000       4,641,273
     01-1027711       Hewlett                        New York         11557     8.43000    Fixed         3,765,000       3,755,960
     01-1026840                                                                 8.69000    Fixed         3,450,000       3,443,562
    01-1026840-A      Bettendorf                       Iowa           52722
    01-1026840-B      Bettendorf                       Iowa           52722
    01-1026840-C      Bettendorf                       Iowa           52722
    01-1026840-D      Moline                         Illinois         61265
    01-1026840-E      East Moline                    Illinois         61244
    01-1026840-F      Moline                         Illinois         61265
     01-1026670       Lake Havasu City               Arizona          92083     9.06000    Fixed         2,480,000       2,475,119
     01-1025159       Portland                        Oregon          97203     8.28000    Fixed         2,000,000       1,994,979
     01-1026870       St. Louis                      Missouri         63108     8.20000    Fixed         2,000,000       1,995,716
     01-1028013       Dallas                          Texas           75243     8.75000    Fixed         1,960,000       1,955,735
     01-1027426       Seymour                      Connecticut        06483     8.08000    Fixed         1,700,000       1,696,238
     01-1024923                                                                 8.82000    Fixed         1,580,000       1,572,308
    01-1024923-A      Hartford                     Connecticut        06106
    01-1024923-B      Hartford                     Connecticut        06106
    01-1024923-C      Hartford                     Connecticut        06106
     01-1027758       Paterson                      New Jersey        07505     8.57000    Fixed         1,342,000       1,339,900
     01-1027009       Dallas                          Texas           75206     8.12000    Fixed         1,200,000       1,196,844
     01-1025837       Greenville                      Texas           75402     8.64000    Fixed         1,160,000       1,157,388
     01-1026862       Indian Harbor Beach            Florida          32937     8.75000    Fixed         1,000,000         993,364
     01-1026872       Boca Raton                     Florida          33428     8.50000    Fixed         1,000,000         998,030
     01-1024063       Charlottesville                Virginia         22902     9.00000    Fixed           977,000         972,478
     01-1027024       Conyers                        Georgia          30012     8.75000    Fixed           955,000         951,204
     01-1027879       Brooklyn                       New York         11211     8.22000    Fixed           940,000         938,394
     01-1023747       Bloomington                    Indiana          47404     8.77000    Fixed           875,000         872,266
     01-1028782       Brooklyn                       New York         11211     8.22000    Fixed           723,000         721,765
     01-1028014       Richardson                      Texas           75081     9.25000    Fixed           640,000         638,819
      991091618       Golden Valley                 Minnesota         55427     8.73000    Fixed        14,000,000      13,947,530
      11029238        Athens                         Georgia          30606     8.24000    Fixed        13,300,000      13,286,010
      11029240        San Antonio                     Texas           78249     8.05000    Fixed        13,150,000      13,150,000
      991091621       Orange                       Connecticut        06477     8.93000    Fixed        12,190,000      12,123,647
      991091659       Fremont                       California        94538     8.41000    Fixed         9,500,000       9,477,053
      991091630       Cambridge                   Massachusetts       02140     8.43000    Fixed         8,885,000       8,833,493
      991091620       Westborough                 Massachusetts       01581     8.93000    Fixed         8,630,000       8,583,025
      991091256       West Melbourne                 Florida          32904     8.16000    Fixed         6,820,000       6,805,233
      991091662       Des Plaines                    Illinois         60016     8.20000    Fixed         6,500,000       6,483,295
      991091255       Orlando                        Florida          32839     8.16000    Fixed         5,725,000       5,712,604
      11029222        Chesterfield Township          Michigan         48045     8.32000    Fixed         5,480,000       5,470,868
      11029255        Tampa                          Florida          33612     8.56000    Fixed         4,808,000       4,803,377
      991091257       West Melbourne                 Florida          32904     8.16000    Fixed         4,805,000       4,794,596
      991091664       Carpinteria                   California        93013     8.91000    Fixed         4,700,000       4,677,703
      991091661       Joliet                         Illinois         60432     8.36000    Fixed         3,400,000       3,388,080
      991091652       Reno                            Nevada          89506     8.41000    Fixed         3,260,000       3,253,412
      991091668       Houston                         Texas           77072     8.14000    Fixed         3,225,000       3,217,979
      11029223        Mankato                       Minnesota         56001     8.45000    Fixed         3,000,000       2,995,161
      991091254       Ft. Pierce                     Florida          34981     8.16000    Fixed         2,950,000       2,943,612
      991091647       Rochester                      New York         14623     8.44000    Fixed         2,900,000       2,884,745
      991091633       Peabody                     Massachusetts       01960     8.76000    Fixed         2,428,000       2,416,032
      991091653       Otsego                        Minnesota         55330     8.56000    Fixed         2,400,000       2,391,847
      991091657       Cinnaminson                   New Jersey        08077     8.62000    Fixed         2,242,000       2,236,920
      991091654       Pittsburgh                   Pennsylvania       15217     8.39000    Fixed         2,200,000       2,195,529
      11029256        Jacksonville                   Florida          32257     8.58000    Fixed         2,015,000       2,009,661
      991091632       Norwalk                      Connecticut        06851     8.90000    Fixed         1,900,000       1,881,300
      991091646       Philadelphia                 Pennsylvania       19107     8.41500    Fixed         1,791,000       1,784,821
      991091669       Hyattsville                    Maryland         20781     7.87000    Fixed         1,750,000       1,743,813
      991091631       Norfolk                        Virginia         23513     8.01000    Fixed         1,730,000       1,718,602
      991091622       Stuart                         Florida          34994     8.42000    Fixed         1,510,000       1,503,586
      991091666       Huntsville                      Texas           77340     8.78000    Fixed         1,500,000       1,495,877
      991091626       Carrollton                      Texas           75211     8.28000    Fixed         1,482,000       1,475,493
      991091624       Apple Valley                  Minnesota         55124     8.14000    Fixed         1,380,000       1,376,391
      991091635       Lansdowne                    Pennsylvania       19050     8.39000    Fixed         1,336,000       1,330,267
      11029249        Bridgewater                   New Jersey        08807     8.32000    Fixed         1,300,000       1,297,834
      991091644       Aurora                         Colorado         80010     8.37000    Fixed         1,219,000       1,210,266
      991091619       St. Paul                      Minnesota         55117     8.10000    Fixed         1,100,000       1,078,500
      991091628       Pottstown                    Pennsylvania       19464     8.11000    Fixed         1,100,000       1,095,911
      991091627       Austin                          Texas           78704     8.54000    Fixed         1,000,000         995,843
      991091663       Houston                         Texas           77020     8.63500    Fixed         1,000,000         995,926
      991091645       West Nyack                     New York         10960     9.63000    Fixed           920,000         904,541
      991091650       Bristol                      Rhode Island       02809     8.67000    Fixed           800,000         798,215
      991091634       Tampa                          Florida          33637     8.57000    Fixed           790,000         786,737
      991091649       Bristol                      Rhode Island       02809     8.67000    Fixed           735,000         732,028
      11029241        Houston                         Texas           77020     8.90000    Fixed           665,000         664,045
      991091623       Plant City                     Florida          33566     8.42000    Fixed           655,000         652,218
      991091655       Phoenix                        Arizona          85040     8.62000    Fixed           635,000         632,405
      991091651       Bronx(Pelham Bay)              New York         10461     8.71000    Fixed           591,000         589,904
      991091665       Houston                         Texas           77065     8.88000    Fixed           550,000         546,974
      991091625       Chicago                        Illinois         60618     8.72000    Fixed           510,000         507,960
      991091658       Bristol                      Rhode Island       02809     9.14000    Fixed           368,000         367,295

                         REMAINING                          ANTICIPATED
                           TERM TO                           REPAYMENT      DAY PAYMT       MONTHLY      ARD     CREDIT LEASE
     LOAN NUMBER       MATURITY (MOS.)     MATURITY DATE        DATE           DUE          PAYMENT     LOAN         LOAN
--------------------------------------------------------------------------------------------------------------------------------
        24082                118             10/05/10                                   5    530,314      No          No
        29734                119             11/01/25         11/01/10                  1    253,615     Yes          No
       29734-A
       29734-B
       29734-C
       29734-D
       29734-E
       29734-F
       29734-G
       29734-H
    29734 Note B             119             11/01/25         11/01/10                  1      30,227    Yes          No
       29734-A
       29734-B
       29734-C
       29734-D
       29734-E
       29734-F
       29734-G
       29734-H
        28723                119             11/05/10                                   5    212,984      No          No
       28723-A
       28723-B
       28723-C
        28450                116             08/05/10                                   5     144,912     No          No
        29497                119             11/05/10                                   5     109,281     No          No
        27395                113             05/05/10                                   5      95,639     No          No
        28997                117             09/05/10                                   5      89,935     No          No
        28269                118             10/01/25         10/01/10                  1      84,195    Yes          No
        27302                116             08/05/10                                   5      73,746     No          No
        28270                117             09/01/25         09/01/10                  1      49,119    Yes          No
        28492                156             12/05/13                                   5      46,904     No          No
        28640                117             09/01/25         09/01/10                  1      49,670    Yes          No
        24767                118             10/05/10                                   5      39,586     No          No
        28491                117             09/01/25         09/01/10                  1      42,764    Yes          No
        28350                118             10/05/10                                   5      38,189     No          No
        28616                179             11/05/15                                   5      36,688     No          No
        28493                116             08/01/25         08/01/10                  1      35,616    Yes          No
        28499                116             08/01/25         08/01/10                  1      30,120    Yes          No
        28497                116             08/01/25         08/01/10                  1      29,949    Yes          No
        29297                118             10/05/10                                   5      25,902     No          No
        27443                116             08/01/25         08/01/10                  1      26,907    Yes          No
        28233                118             10/05/10                                   5      26,309     No          No
        28394                117             09/05/10                                   5      22,644     No          No
        27764                116             08/05/10                                   5      17,011     No          No
        27963                117             09/05/10                                   5      12,600     No          No
        27587                119             11/05/10                                   5      10,261     No          No
        27965                117             09/05/10                                   5      10,020     No          No
        26252                112             04/05/10                                   5       9,029     No          No
        28267                117             09/05/10                                   5       8,361     No          No
        28261                117             09/05/10                                   5       7,803     No          No
        27964                117             09/05/10                                   5       7,104     No          No
        28992                119             11/05/10                                   5       6,117     No          No
     01-1027968              116             08/01/10                                   1      36,316     No          No
     01-1027711              115             07/01/10                                   1      28,763     No          No
     01-1026840              116             08/01/10                                   1      26,993     No          No
    01-1026840-A
    01-1026840-B
    01-1026840-C
    01-1026840-D
    01-1026840-E
    01-1026840-F
     01-1026670              115             07/01/10                                   1      20,062     No          No
     01-1025159              115             07/01/10                                   1      15,068     No          No
     01-1026870              116             08/01/10                                   1      14,955     No          No
     01-1028013               55             07/01/05                                   1      15,419     No          No
     01-1027426              116             08/01/10                                   1      12,569     No          No
     01-1024923              114             06/01/10                                   1      13,065     No          No
    01-1024923-A
    01-1024923-B
    01-1024923-C
     01-1027758              117             09/01/10                                   1      10,385     No          No
     01-1027009              115             07/01/10                                   1       8,906     No          No
     01-1025837              115             07/01/10                                   1       9,035     No          No
     01-1026862              112             04/01/10                                   1       8,221     No          No
     01-1026872              116             08/01/10                                   1       7,689     No          No
     01-1024063              110             02/01/10                                   1       7,861     No          No
     01-1027024              115             07/01/10                                   1       7,851     No          No
     01-1027879              117             09/01/10                                   1       7,042     No          No
     01-1023747              115             07/01/10                                   1       7,062     No          No
     01-1028782              117             09/01/10                                   1       5,416     No          No
     01-1028014               55             07/01/05                                   1       5,265     No          No
      991091618              112             04/01/10         04/01/10                  1     109,938    Yes          No
      11029238               118             10/01/10         10/01/10                  1      99,825    Yes          No
      11029240               129             09/01/11                                   1      96,949     No          No
      991091621              113             05/01/25         05/01/10                  1     101,714    Yes          No
      991091659              115             07/01/30         07/01/10                  1      72,442    Yes          No
      991091630              109             01/01/10                                   1      67,878     No          No
      991091620              113             05/01/25         05/01/10                  1      72,009    Yes          No
      991091256              116             08/01/10                                   1      50,806     No          No
      991091662              115             07/01/10                                   1      48,604     No          No
      991091255              116             08/01/10                                   1      42,648     No          No
      11029222               117             09/01/10                                   1      41,439     No          No
      11029255               118             10/01/10                                   1      37,174     No          No
      991091257              116             08/01/10                                   1      35,795     No          No
      991091664              110             02/01/10                                   1      37,513     No          No
      991091661              113             05/01/10         05/01/10                  1      25,806    Yes          No
      991091652              116             08/01/10                                   1      24,859     No          No
      991091668              116             08/01/10                                   1      23,979     No          No
      11029223               117             09/01/10                                   1      22,961     No          No
      991091254              116             08/01/10                                   1      21,976     No          No
      991091647              114             06/01/10                                   1      23,234     No          No
      991091633              114             06/01/10                                   1      19,978     No          No
      991091653              116             08/01/10                                   1      19,423     No          No
      991091657              115             07/01/10                                   1      17,430     No          No
      991091654              116             08/01/10                                   1      16,745     No          No
      11029256               117             09/01/10                                   1      16,334     No          No
      991091632              113             05/01/10         05/01/10                  1      16,973    Yes          No
      991091646              113             05/01/10                                   1      13,664     No          No
      991091669              114             06/01/10                                   1      12,683     No          No
      991091631              113             05/01/10                                   1      13,364     No          No
      991091622              114             06/01/10                                   1      11,822     No          No
      991091666              114             06/01/10                                   1      11,833     No          No
      991091626              115             07/01/10                                   1      11,715     No          No
      991091624              115             07/01/10                                   1      10,261     No          No
      991091635              115             07/01/10                                   1      10,659     No          No
      11029249               117             09/01/10                                   1       9,831     No          No
      991091644              112             04/01/10                                   1       9,709     No          No
      991091619              173             05/01/15                                   1      10,576     No          No
      991091628              116             08/01/10                                   1       8,570     No          No
      991091627              115             07/01/10                                   1       8,079     No          No
      991091663              115             07/01/10                                   1       8,143     No          No
      991091645              173             05/01/15                                   1       9,679     No          No
      991091650              115             07/01/10                                   1       6,248     No          No
      991091634              115             07/01/10                                   1       6,399     No          No
      991091649              115             07/01/10                                   1       6,003     No          No
      11029241               117             09/01/10                                   1       5,303     No          No
      991091623              114             06/01/10                                   1       5,128     No          No
      991091655              115             07/01/10                                   1       5,165     No          No
      991091651              116             08/01/10                                   1       4,633     No          No
      991091665              113             05/01/10                                   1       4,570     No          No
      991091625              115             07/01/10                                   1       4,183     No          No
      991091658              115             07/01/10                                   1       2,998     No          No

                                                                                    BROKER    ADDITIONAL
                                                                                     STRIP     SERVICING      SERVICING
     LOAN NUMBER                               DEFEASANCE                            LOANS     FEE LOAN     FEE RATE (%)
---------------------------------------------------------------------------------------------------------------------------
        24082                          Lock/25_Defeasance/91_0%/4                                              0.0318
        29734                          Lock/24_Defeasance/92_0%/4                                              0.1268
       29734-A
       29734-B
       29734-C
       29734-D
       29734-E
       29734-F
       29734-G
       29734-H
    29734 Note B                       Lock/24_Defeasance/92_0%/4                                              0.1268
       29734-A
       29734-B
       29734-C
       29734-D
       29734-E
       29734-F
       29734-G
       29734-H
        28723                          Lock/24_Defeasance/94_0%/2                                              0.1268
       28723-A
       28723-B
       28723-C
        28450                          Lock/27_Defeasance/91_0%/2                                              0.0768
        29497                          Lock/24_Defeasance/94_0%/2                                              0.0518
        27395                          Lock/28_Defeasance/88_0%/2                                              0.1268
        28997                          Lock/26_Defeasance/93_0%/1                                              0.1268
        28269                          Lock/47_Defeasance/66_0%/7                                              0.1268
        27302                          Lock/27_Defeasance/91_0%/2                                              0.1268
        28270                          Lock/48_Defeasance/70_0%/2                                              0.1268
        28492                         Lock/28_Defeasance/131_0%/2                                              0.1268
        28640                          Lock/36_Defeasance/82_0%/2                                              0.1268
        24767                          Lock/25_Defeasance/93_0%/2                                              0.1268
        28491                          Lock/47_Defeasance/71_0%/2                                              0.1268
        28350                          Lock/25_Defeasance/91_0%/4                                              0.1268
        28616                         Lock/24_Defeasance/154_0%/2                                              0.1268
        28493                          Lock/35_Defeasance/82_0%/3                                              0.1268
        28499                          Lock/35_Defeasance/82_0%/3                                              0.1268
        28497                          Lock/35_Defeasance/82_0%/3                                              0.1268
        29297                          Lock/25_Defeasance/93_0%/2                                              0.1268
        27443                          Lock/35_Defeasance/81_0%/4                                              0.1268
        28233                          Lock/25_Defeasance/93_0%/2                                              0.1268
        28394                          Lock/26_Defeasance/92_0%/2                                              0.1268
        27764                          Lock/27_Defeasance/91_0%/2                                              0.1268
        27963                          Lock/26_Defeasance/92_0%/2                                              0.1268
        27587                          Lock/24_Defeasance/94_0%/2                                              0.1268
        27965                          Lock/26_Defeasance/92_0%/2                                              0.1268
        26252                          Lock/31_Defeasance/87_0%/2                                              0.1268
        28267                          Lock/26_Defeasance/92_0%/2                                              0.1268
        28261                          Lock/26_Defeasance/92_0%/2                                              0.1268
        27964                          Lock/26_Defeasance/92_0%/2                                              0.1268
        28992                          Lock/24_Defeasance/94_0%/2                                              0.1268
     01-1027968                        Lock/28_Defeasance/88_0%/4                                              0.1268
     01-1027711                        Lock/29_Defeasance/87_0%/4                                              0.1268
     01-1026840                        Lock/28_Defeasance/88_0%/4                                              0.1268
    01-1026840-A
    01-1026840-B
    01-1026840-C
    01-1026840-D
    01-1026840-E
    01-1026840-F
     01-1026670                        Lock/29_Defeasance/87_0%/4                                              0.1268
     01-1025159                        Lock/29_Defeasance/87_0%/4                                              0.1268
     01-1026870                        Lock/28_Defeasance/88_0%/4                                              0.1268
     01-1028013                        Lock/29_Defeasance/27_0%/4                                              0.1268
     01-1027426                        Lock/28_Defeasance/88_0%/4                                              0.1268
     01-1024923                        Lock/30_Defeasance/86_0%/4                                              0.1268
    01-1024923-A
    01-1024923-B
    01-1024923-C
     01-1027758                        Lock/27_Defeasance/89_0%/4                                              0.2518
     01-1027009                        Lock/29_Defeasance/87_0%/4                                              0.1268
     01-1025837                        Lock/29_Defeasance/87_0%/4                                              0.2518
     01-1026862                        Lock/32_Defeasance/84_0%/4                                              0.2518
     01-1026872                        Lock/28_Defeasance/88_0%/4                                              0.2518
     01-1024063                        Lock/34_Defeasance/82_0%/4                                              0.2518
     01-1027024                        Lock/29_Defeasance/87_0%/4                                              0.2518
     01-1027879                        Lock/27_Defeasance/89_0%/4                                              0.2518
     01-1023747                        Lock/29_Defeasance/87_0%/4                                              0.1268
     01-1028782                        Lock/27_Defeasance/89_0%/4                                              0.2518
     01-1028014                        Lock/29_Defeasance/27_0%/4                                              0.2518
      991091618                        Lock/32_Defeasance/84_0%/4                                              0.0868
      11029238                         Lock/26_Defeasance/90_0%/4                                              0.0868
      11029240                        Lock/27_Defeasance/101_0%/4                                              0.0868
      991091621                        Lock/31_Defeasance/85_0%/4                                              0.0868
      991091659                        Lock/29_Defeasance/87_0%/4                                              0.0868
      991091630                        Lock/35_Defeasance/81_0%/4                                              0.0868
      991091620                        Lock/31_Defeasance/85_0%/4                                              0.0868
      991091256                        Lock/27_Defeasance/90_0%/3                                              0.0868
      991091662                        Lock/29_Defeasance/87_0%/4                                              0.0868
      991091255                        Lock/27_Defeasance/90_0%/3                                              0.0868
      11029222                         Lock/27_Defeasance/89_0%/4                                              0.0868
      11029255                         Lock/26_Defeasance/90_0%/4                                              0.0868
      991091257                        Lock/27_Defeasance/90_0%/3                                              0.0868
      991091664                        Lock/34_Defeasance/82_0%/4                                              0.0868
      991091661                        Lock/31_Defeasance/85_0%/4                                              0.0868
      991091652                        Lock/28_Defeasance/88_0%/4                                              0.0868
      991091668                        Lock/28_Defeasance/88_0%/4                                              0.0868
      11029223                         Lock/27_Defeasance/89_0%/4                                              0.0868
      991091254                        Lock/27_Defeasance/90_0%/3                                              0.0868
      991091647                        Lock/30_Defeasance/86_0%/4                                              0.0868
      991091633                        Lock/30_Defeasance/83_0%/7                                              0.0868
      991091653                        Lock/28_Defeasance/88_0%/4                                              0.0868
      991091657                        Lock/29_Defeasance/87_0%/4                                              0.0868
      991091654                        Lock/28_Defeasance/88_0%/4                                              0.0868
      11029256                         Lock/27_Defeasance/89_0%/4                                              0.0868
      991091632                        Lock/31_Defeasance/85_0%/4                                              0.0868
      991091646                      Lock/48_> of YM or 1%/68_0%/4                                             0.0868
      991091669                        Lock/30_Defeasance/86_0%/4                                              0.0868
      991091631                        Lock/31_Defeasance/85_0%/4                                              0.0868
      991091622                        Lock/30_Defeasance/86_0%/4                                              0.0868
      991091666                        Lock/30_Defeasance/86_0%/4                                              0.0868
      991091626                        Lock/29_Defeasance/87_0%/4                                              0.0868
      991091624                        Lock/29_Defeasance/87_0%/4                                              0.0868
      991091635                        Lock/29_Defeasance/87_0%/4                                              0.0868
      11029249                         Lock/27_Defeasance/89_0%/4                                              0.0868
      991091644                        Lock/32_Defeasance/84_0%/4                                              0.0868
      991091619                       Lock/31_Defeasance/145_0%/4                                              0.0868
      991091628                        Lock/28_Defeasance/88_0%/4                                              0.0868
      991091627                Lock/48_5%/12_4%/12_3%/12_2%/12_1%/20_0%/4                                      0.0868
      991091663                        Lock/29_Defeasance/87_0%/4                                              0.0868
      991091645                       Lock/31_Defeasance/145_0%/4                                              0.0868
      991091650                        Lock/29_Defeasance/87_0%/4                                              0.0868
      991091634                        Lock/29_Defeasance/87_0%/4                                              0.0868
      991091649                        Lock/29_Defeasance/87_0%/4                                              0.0868
      11029241                         Lock/27_Defeasance/89_0%/4                                              0.0868
      991091623                        Lock/30_Defeasance/86_0%/4                                              0.0868
      991091655                        Lock/29_Defeasance/87_0%/4                                              0.0868
      991091651                        Lock/28_Defeasance/88_0%/4                                              0.0868
      991091665                        Lock/31_Defeasance/85_0%/4                                              0.0868
      991091625                        Lock/29_Defeasance/87_0%/4                                              0.0868
      991091658                        Lock/29_Defeasance/87_0%/4                                              0.0868

                                    EXHIBIT B

                                THE MORTGAGE FILE

The "Mortgage File" for any Mortgage Loan and, if a Loan Group is involved, the related Companion Loan, shall, subject to Section 2(b), collectively consist of the following documents:

                  (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle Bank National Association, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-C3, without recourse";

                  (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Loan Group to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

                  (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

                  (iv) the original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Loan Group to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

                  (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause
         (iii) above;

                  (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Loan Group to the most recent assignee of record thereof prior to the Trustee, if any;

                  (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

                  (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan or Companion Loan has been assumed;

                  (ix) the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property;

                  (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan or Companion Loan together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan or Loan Group to the most recent assignee thereof prior to the Trustee, if any, and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

                  (xi) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan or Companion Loan (and each assignee of record prior to the Trustee) in and to the personalty of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Trustee and
         (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

                  (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was signed on behalf of the Mortgagor;

                  (xiii) if the Mortgagor has a leasehold interest in the related Mortgaged Property, the original ground lease or a copy thereof;

                  (xiv) if the Mortgage Loan or Companion Loan is a Credit Lease Loan, an original of the credit lease enhancement insurance policy, if any, obtained with respect to such

         Mortgage Loan or Companion Loan and an original of the residual value insurance policy, if any, obtained with respect to such Mortgage Loan or Companion Loan;

                  (xv) the original or a copy of any lockbox agreement or deposit account or similar agreement;

                  (xvi) the original or a copy of any intercreditor agreement (including any Intercreditor agreement relating to a Loan Group) with respect to the Mortgage Loan or Loan Group;

                  (xvii) the original or a copy of any environmental insurance policy;

                  (xviii) the original or a copy of any letter of credit; and

                  (xix) any additional documents required to be added to the Mortgage File pursuant to this Agreement;

provided that with respect to the Participation Loan, the Mortgage File will also include an original executed counterpart of the Participation Agreement which provides, inter alia, that the related Mortgage File shall be held by the custodian thereunder for the benefit of the holders of the participation interest created thereunder; provided further that, whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses (iii), (v), (vii) and (x)(B) may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                    EXHIBIT C
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

         With respect to each Mortgage Loan other than the Participation Loan, the Seller hereby represents and warrants, as of the date herein below specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule C-1 hereto, that:

         (i) Ownership of Mortgage Loans. Immediately prior to the transfer thereof to the Purchaser, the Seller had good and marketable title to, and was the sole owner and holder of, such Mortgage Loan free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan (other than, in certain cases, the right of a subservicer to directly service such Mortgage Loan). Such transfer validly assigns ownership of such Mortgage Loan to the Purchaser free and clear of any pledge, lien, encumbrance or security interest.

         (ii) Authority to Transfer Mortgage Loans. The Seller has full right and authority to sell, assign and transfer such Mortgage Loan. No provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan.

         (iii) Mortgage Loan Schedule. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

         (iv) Payment Record. Such Mortgage Loan was not as of the Cut-off Date for such Mortgage Loan, and has not been during the twelve-month period prior thereto, 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period.

         (v) Permitted Encumbrances. The Permitted Encumbrances (as defined in the Mortgage Loan Purchase Agreement of which this Exhibit C forms a part) do not materially interfere with the security intended to be provided by the related Mortgage, the current use or operation of the related Mortgaged Property or the current ability of the Mortgaged Property to generate net operating income sufficient to service the Mortgage Loan. If the Mortgaged Property is operated as a nursing facility, a hospitality property or a multifamily property, the Mortgage, together with any separate security agreement, similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

         (vi) Title Insurance. The lien of the related Mortgage is insured by an ALTA lender's title insurance policy ("Title Policy"), or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of the Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such loan). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. The Seller has not, by act or omission, done anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer.

         (vii) No Waivers by Seller of Material Defaults. The Seller has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note.

         (viii) No Offsets, Defenses or Counterclaims. There is no valid offset, defense or counterclaim to such Mortgage Loan.

         (ix) Condition of Property; Condemnation. Except as set forth in any engineering report prepared in connection with the origination of (or obtained in connection with or otherwise following the Seller's acquisition of) such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. The Seller has no actual notice of the commencement of a proceeding for the condemnation of all or any material portion of the related Mortgaged Property.

         (x) Compliance with Usury Laws. Such Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

         (xi) Full Disbursement of Mortgage Loan Proceeds. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

         (xii) Enforceability. The related Mortgage Note and Mortgage and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing such Mortgage Loan have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (xiii) Insurance. All improvements upon the related Mortgaged Property are insured under an "all risk" insurance policy against loss by hazards of extended coverage in an amount (subject to a customary deductible) at least equal to the full insurable replacement cost of the improvements located on such Mortgaged Property, which policy contains appropriate endorsements to avoid the application of coinsurance and does not permit reduction in insurance proceeds for depreciation. If any portion of the improvements upon the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in a flood zone area as identified in the Federal Register by the Federal Emergency Management Agency as a 100 year flood zone or special hazard area, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, or (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. In addition, the Mortgage requires the Mortgagor to maintain in respect of the Mortgaged Property workers' compensation insurance (if applicable), comprehensive general liability insurance in amounts generally required by the Seller, and at least twelve months rental or business interruption insurance, and all such insurance required by the Mortgage to be maintained is in full force and effect. Each such insurance policy names the holder of the Mortgage as an additional insured or contains a mortgagee endorsement naming the holder of the Mortgage as loss payee and requires prior notice to the holder of the Mortgage of termination or cancellation, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured.

         (xiv) Environmental Condition. The related Mortgaged Property was subject to one or more environmental site assessments (or an update of a previously conducted assessment), which was (were) performed on behalf of the Seller, or as to which the related report was delivered to the Seller in connection with its origination or acquisition of such Mortgage Loan; and the Seller, having made no independent inquiry other than reviewing the resulting report(s) and/or employing an environmental consultant to perform the assessment(s) referenced herein, has no knowledge of any material and adverse environmental conditions or circumstance affecting such Mortgaged Property that was not disclosed in the related report(s). The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Purchaser, or its successors and assigns in respect of the Mortgage Loan, to any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any other applicable federal, state or local environmental law, and the Seller has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to the related Mortgaged Property that was not disclosed in the related report. The related Mortgage or loan documents in the related Mortgage File requires the Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. To the extent an environmental insurance policy has been obtained with respect to a Mortgage Loan, (i) the related environmental insurance policy is in full force and effect, (ii) on the effective date of such environmental insurance policy, the Seller, as originator, had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgage Property that was not disclosed to the policy issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the policy issuer or (c) an environmental assessment, engineering or other report provided to the policy issuer and (iii) the premiums on the environmental insurance policy have been paid in full, or the related loan documents provide for payment of such premiums by the related Mortgagor or other responsible party as the same shall be payable.

         (xv) No Cross-Collateralization with Other Mortgage Loans. Such Mortgage Loan is not cross-collateralized with any mortgage loan that will not be included in the Trust Fund.

         (xvi) Waivers and Modifications. The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage File.

         (xvii) Taxes and Assessments. There are no delinquent taxes, ground rents, assessments for improvements or other similar outstanding charges affecting the related Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be payable thereon.

         (xviii) Mortgagor's Interest in Mortgaged Property. The interest of the related Mortgagor in the related Mortgaged Property consists of a fee simple interest in real property.

         (xix) Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest.

         (xx) Valid Assignment. The assignment of the related Mortgage referred to in clause (iii) of Exhibit B constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee. The Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject only to Permitted Encumbrances, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases, not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

         (xxi) Escrows. All escrow deposits relating to such Mortgage Loan that are, as of the Closing Date, required to be deposited with the mortgagee or its agent have been so deposited.

         (xxii) No Mechanics' or Materialmen's Liens. As of the date of origination of such Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to that created by the related Mortgage, except those which are insured against by the Title Policy referred to in (vi) above.

         (xxiii) No Material Encroachments. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to any material extent (unless affirmatively covered by the title insurance referred to in paragraph (vi) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. To the Seller's knowledge, based upon opinions of counsel and/or other due diligence customarily performed by the Seller, the improvements located on or forming part of such Mortgaged Property comply in all material respects with applicable zoning laws and ordinances (except to the extent that they may constitute legal non-conforming uses).

         (xxiv) Originator Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

         (xxv) No Material Default. (A) To the Seller's knowledge, there exists no material default, breach or event of acceleration under the related Mortgage or Mortgage Note, and (B) the Seller has not received actual notice of any event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered or addressed by any other representation and warranty made by the Seller herein.

         (xxvi) Inspection. In connection with the origination or acquisition of each Mortgage Loan, the Seller inspected or caused to be inspected the Mortgaged Property.

         (xxvii) No Equity Participation or Contingent Interest. The Mortgage Loan contains no equity participation by the lender, and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or for negative amortization.

         (xxviii) No Advances of Funds. No holder of the Mortgage Loan has, to the Seller's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan (other than amounts paid by the tenant as specifically provided under the related lease).

         (xxix) Licenses, Permits, Etc. To the Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of origination of the Mortgage Loan, the related Mortgagor or operator of the related Mortgaged Property was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership and operation of the related Mortgaged Property as it was then operated.

         (xxx) Servicing. The servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law in all material respects and are consistent with the servicing standard set forth in Section 3.01(a) of the Pooling and Servicing Agreement.

         (xxxi) Customary Remedies. The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph (xii)) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

         (xxxii) Insurance and Condemnation Proceeds. The related Mortgage provides that insurance proceeds and condemnation proceeds will be applied for one of the following purposes: either to restore or repair the Mortgaged Property, or to repay the principal of the Mortgage Loan, or otherwise at the option of the holder of the Mortgage.

         (xxxiii) LTV. The gross proceeds of such Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80 percent of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (xxxiii) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

         (xxxiv) LTV and Significant Modifications. If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (A) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (B) satisfies the provisions of either clause (A)(1) of paragraph (xxxiii) (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2) of paragraph (xxxiii), including the proviso thereto.

         (xxxv) [Reserved.]

         (xxxvi) Litigation. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

         (xxxvii) Leasehold Estate. Each Mortgaged Property consists of the related Mortgagor's fee simple interest in real estate or the related Mortgage Loan is secured in whole or in part by the interest of the Mortgagor as a lessee under a ground lease of the Mortgaged Property (a "Ground Lease"). Any Mortgage Loan that is secured by the interest of the Mortgagor under a Ground Lease may or may not be secured by the related fee interest in such Mortgaged Property (the "Fee Interest"). If a Mortgage Loan is secured in whole or in part by a Ground Lease, either (1) the ground lessor's Fee Interest is subordinated to the lien of the Mortgage, (2) such Mortgage Loan is also secured by the related fee interest or (3) the following apply to such Ground Lease:

         (A) To the actual knowledge of the Seller, based on due diligence customarily performed in the origination of comparable mortgage loans by the Seller, such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

         (B) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the ground lessor's related fee interest and Permitted Encumbrances;

         (C) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
                  Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

         (D) Such Ground Lease is in full force and effect, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's actual knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

         (E) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee under such Mortgage Loan, provided that the mortgagee under such Mortgage Loan has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease, and such Ground Lease, or an estoppel letter or other agreement, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee;

         (F) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

         (G) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than ten years beyond the Stated Maturity Date of the related Mortgage Loan;

         (H) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

         (I) Such Ground Lease does not impose any restrictions on subletting which would be viewed, as of the date of origination of the related Mortgage Loan, as commercially unreasonable by the Seller; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

         (J) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor to enter into a new lease in the event of a termination of the Ground Lease by reason of a default by the Mortgagor under the Ground Lease, including, rejection of the ground lease in a bankruptcy proceeding.

         (xxxviii) Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage.

         (xxxix) Lien Releases. Except in cases where either (a) a release of a portion of the Mortgaged Property was contemplated at origination of the Mortgage Loan and such portion was not considered material for purposes of underwriting the Mortgage Loan, (b) release is conditioned upon the satisfaction of certain underwriting and legal requirements or the payment of a release price, or (c) a defeasance is affected in accordance with the Mortgage Loan Documents, the related Mortgage Note or Mortgage does not require the holder thereof to release all or any portion of the Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

         (xl) Junior Liens. The Mortgage Loan does not permit the related Mortgaged Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage (excluding (a) any lien relating to another Mortgage Loan that is cross-collateralized with such Mortgage Loan and
(b) the AmeriSuites Companion Loan) without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar conditions specified therein.

         (xli) Mortgagor Bankruptcy. To the Seller's knowledge, the Mortgagor is not a debtor in any state or federal bankruptcy or insolvency proceeding.

         (xlii) Due Organization of Mortgagors. As of the date of origination of each Mortgage, each related Mortgagor which is not a natural person was duly organized and validly existing under the laws of the state of its jurisdiction.

         (xliii) Due-On-Sale. The Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of such Mortgage Loan, the related Mortgaged Property, or any controlling interest therein, is directly or indirectly transferred or sold.

         (xliv) Single Purpose Entity. As of the date of the origination of the relevant Mortgage Loan, the related Mortgagor is an entity, other than an individual, whose organizational documents or the related Mortgage Loan Documents provide substantially to the effect that the Mortgagor: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans, (B) may not engage in any business unrelated to such Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgage Property or Mortgaged Properties, (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan Documents, (E) has its own books and records separate and apart from any other person, and (F) holds itself out as a legal entity, separate and apart from any other person.

         (xlv) Defeasance Provisions. Any Mortgage Loan which contains a provision for any defeasance of mortgage collateral by the Mortgagor, either (A) requires the consent of the holder of the Mortgage Loan to any defeasance, or
(B) permits defeasance (i) no earlier than two years after the Closing Date (as defined in the Pooling and Servicing Agreement, dated as of December 1, 2000),
(ii) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. ss. 1.860G-2(a)(8)(i), and (iii) only to facilitate the disposition of mortgage real property and not as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

         (xlvi) Defeasance Costs. If the Mortgage Loan permits defeasance, then the mortgage loan documents related to such Mortgage Loan require (a) the borrower to pay all rating agency fees associated with defeasance and all other out-of-pocket expenses associated with defeasance such as accountant's fees and opinions of counsel, or (b) that the borrower provide a REMIC opinion, an opinion regarding the first priority perfected security interest in the defeasance collateral, rating agency letters certifying no rating qualification or downgrade on any securities, and accountant certification that all payments from the defeasance collateral are sufficient to make monthly principal and interest payments on such Mortgage Loan through maturity.

         (xlvii) Rating Agency Fees for Assumptions. In the case of each Mortgage Loan that entitles the Mortgagor to cause an assumption of such Mortgage Loan by a third party, the holder of each Mortgage Loan is entitled to require the payment by the related Mortgagor of any related rating agency fees if a Rating Agency Confirmation is required under the Pooling and Servicing Agreement in connection with such assumption.

         It is understood and agreed that the representations and warranties set forth in this Exhibit C shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser, and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                            SCHEDULE C-1 TO EXHIBIT C

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

(xiii)   INSURANCE

         The following loans do not comply with all insurance requirements, as specified below:

      Loan Number              Property                         Issue
      -----------              --------                         -----
      991091622                Federal Plaza Shopping Center    Insured rents are less than actual 12 months of
                                                                rent.
      991091626                Carrolton/Del-Mar Apartments     Insured rents are $35,840 less than actual 12
      991091654                Beacon Commons                   Insured rents are $4,619 less than actual 12
                                                                months of rent.


(xliv)   SINGLE PURPOSE ENTITY

         Borrowers on the following loan(s) are not single purpose entities.

      Loan Number              Property                         Issue
      -----------              --------                         -----
      23747                    Independent Packing              Borrower is not an SPE, No provisions in the
                                                                organizational or loan documents.
      26862                    Beach AC Mini Storage            Borrower is not an SPE, No provisions in the
                                                                organizational or loan documents.



                                     C-1-1

                                   EXHIBIT D-1

                 FORM OF CERTIFICATE OF AN OFFICER OF THE SELLER

    Certificate of Officer of GMAC Commercial Mortgage Corporation ("GMACCM")

              I, ________________, a __________________ of GMACCM (the
              "Seller"), hereby certify as follows:

              The Seller is a corporation duly organized and validly existing under the laws of the State of California.

              Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of the Seller, which Certificate of Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

              To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

              Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Seller and his genuine signature is set forth opposite his name:

                Name                  Office                Signature
          ----------------        --------------        ------------------



















              Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "Purchase Agreement"), between the Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.


                               Exhibit D - Page 1

         Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.






























                               Exhibit D - Page 2

IN WITNESS WHEREOF, the undersigned has executed this certificate as of December __, 2000.


                                                 By:________________________
                                                 Name:
                                                 Title:

                  I, [name], [title], hereby certify that ______________________
         is a duly elected or appointed, as the case may be, qualified and acting _____________________ of the Seller and that the signature appearing above is [his] genuine signature.

                  IN WITNESS WHEREOF, the undersigned has executed this certificate as of ____________, 2000.




                                                 By:________________________
                                                 Name:
                                                 Title:



                               Exhibit D - Page 3

                                   EXHIBIT D-2

                        FORM OF CERTIFICATE OF THE SELLER

               Certificate of GMAC Commercial Mortgage Corporation

                  In connection with the execution and delivery by GMAC Commercial Mortgage Corporation (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Seller, the Seller hereby certifies that (i) the representations and warranties of the Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

                  Certified this _____ day of December, 2000.

                                                 GMAC COMMERCIAL MORTGAGE
                                                 CORPORATION

                                                 By:________________________
                                                 Name:
                                                 Title:


                              Exhibit D-2 - Page 1

                                  EXHIBIT D-3A

                   FORM OF OPINION I OF COUNSEL TO THE SELLER

         December 14, 2000

         To:      Persons on Annex A

         Re:      GMAC Commercial Mortgage Securities, Inc.
                  Mortgage Pass-Through Certificates, Series 2000-C3

         Ladies and Gentlemen:

                  I am Counsel to GMAC Commercial Mortgage Corporation (the "Seller" or "GMACCM"). In that capacity, I am familiar with the issuance of certain Mortgage Pass-Through Certificates, Series 2000-C3 (the "Certificates"), evidencing undivided interests in a trust fund (the "Trust Fund") consisting primarily of certain mortgage loans (the "Mortgage Loans"), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2000 (the "Pooling and Servicing Agreement"), among GMAC Commercial Mortgage Securities, Inc. (the "Company") as depositor, the Seller as master servicer and special servicer, LaSalle Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent").

                  Certain of the Mortgage Loans were purchased by the Company from the Seller, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "GMACCM Mortgage Loan Purchase Agreement"), between the Company and the Seller. Certain of the Mortgage Loans will be purchased by the Company from German American Capital Corporation ("GACC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "GACC Mortgage Loan Purchase Agreement"), between the Company and GACC. Certain of the Mortgage Loans were purchased by the Company from Goldman Sachs Mortgage Company ("GSMC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "GSMC Mortgage Loan Purchase Agreement"), between the Company and GSMC. Certain of the Mortgage Loans were purchased by the Company from GACC, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "GACC Mortgage Loan Purchase Agreement"), between the Company and GACC. Certain of the Mortgage Loans will be purchased by the Company from GSMC, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "GSMC


                              Exhibit D-3A - Page 1

         Mortgage Loan Purchase Agreement"), between the Company and GACC. The Pooling and Servicing Agreement and the GMACCM Mortgage Loan Purchase Agreement are referred to herein together as the "Agreements." Capitalized terms not defined herein have the meanings set forth in the Agreements. This opinion is rendered pursuant to Section 8(e) of the GMACCM Mortgage Loan Purchase Agreement.

                  The Company has sold the Class A-1, Class A-2, Class B, Class C, and Class D, Certificates to Deutsche Bank Securities Inc. and Goldman, Sachs & Co., as the underwriters (the "Underwriters") named in the Underwriting Agreement, dated as of December 5, 2000 (the "Underwriting Agreement"), among the Company, the Seller, and the Underwriters. The Company sold the Class X, Class E, Class F and Class G Certificates to the Underwriters, the Class S-MAC-1, Class S-MAC-2, Class S-MAC-3 and Class S-MAC-4 Certificates to Goldman, Sachs & Co. and the Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and Class S-AM Certificates to Commercial Asset Trading, Inc. pursuant to two certificate purchase agreements, each dated as of December 5, 2000 (the "Certificate Purchase Agreements"). The Company sold the Class R-I, Class R-II and Class R-III Certificates to CIBC World Markets Corp.

                  In connection with rendering this opinion letter, I have examined or have caused persons under my supervision to examine the Agreements and such other records and other documents as I have deemed necessary. I have further assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. As to matters of fact, I have examined and relied upon representations of parties contained in the Agreements and, where I have deemed appropriate, representations and certifications of officers of the Company, the Seller, the Trustee, other transaction participants or public officials. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures other than officers of the Seller and the conformity to the originals of all documents submitted to me as copies. I have assumed that all parties, except for the Company and the Seller, had the corporate power and authority to enter into and perform all obligations thereunder. As to such parties, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. I have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements.

                  In rendering this opinion letter, I do not express any opinion concerning any law other than the law of the Commonwealth of Pennsylvania, the General Corporation Law of the State of Delaware and the federal law of the United States, and I do not express any opinion concerning the application of the "doing business"


                             Exhibit D-3A - Page 2
         laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. To the extent that any of the matters upon which I am opining herein are governed by laws ("Other Laws") other than the laws identified in the preceding sentence, I have assumed with your permission and without independent verification or investigation as to the reasonableness of such assumption, that such Other Laws and judicial interpretation thereof do not vary in any respect material to this opinion from the corresponding laws of the Commonwealth of Pennsylvania and judicial interpretations thereof. I do not express any opinion on any issue not expressly addressed below.

                  Based upon the foregoing, I am of the opinion that:

                  1. Each of the Agreements has been duly and validly authorized, executed and delivered by the Seller and, upon due authorization, execution and delivery by the other parties thereto, will constitute the valid, legal and binding agreements of the Seller, enforceable against the Seller in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreements which purport to provide indemnification with respect to securities law violations.

                  2. No consent, approval, authorization or order of a Commonwealth of Pennsylvania or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of the Agreements, except for those consents, approvals, authorizations or orders which previously have been obtained.

                  3. Neither the consummation of any of the transactions contemplated by, nor the fulfillment by the Seller of any other of the terms of, the Agreements, will result in a material breach of any term or provision of the charter or bylaws of the Seller or any Commonwealth of Pennsylvania or federal statute or regulation or conflict with, result in a material breach, violation or acceleration of or constitute a material default under the terms of any indenture or other material agreement or instrument to which the Seller is a party or by which it is bound or any order or regulation of any Commonwealth of Pennsylvania or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller.

                  This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity, except Mayer, Brown & Platt, is entitled to rely hereon


                             Exhibit D-3A - Page 3
         without prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent.

                                                              Very truly yours,


                                                              David J. Holl
                                                              Counsel


















                             Exhibit D-3A - Page 4

                                     Annex A

         GMAC Commercial Mortgage Corporation

         GMAC Commercial Mortgage Securities, Inc.

         Deutsche Bank Securities Inc.

         Goldman, Sachs & Co.

         Fitch, Inc.

         Moody's Investors Service, Inc.

         LaSalle Bank National Association


















                                   Annex A-1

                                  EXHIBIT D-3B

                   FORM OF OPINION II OF COUNSEL TO THE SELLER

                     FORM OF OPINION OF MAYER, BROWN & PLATT

                                December 14, 2000


         GMAC Commercial Mortgage Corporation

         GMAC Commercial Mortgage Securities, Inc.

         Deutsche Bank Securities Inc.

         Goldman, Sachs & Co.


         Re:      GMAC Commercial Mortgage Securities, Inc.,
         Mortgage Pass-Through Certificates, Series 2000-C3

         Ladies and Gentlemen:

                  This opinion is being provided to you by the undersigned, as special counsel to GMAC Commercial Mortgage Corporation ("GMACCM"), pursuant to Section 8(e) of the Mortgage Loan Purchase Agreement, dated December 5, 2000 (the "GMACCM Mortgage Loan Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. (the "Purchaser") and GMACCM as the Seller, (in such capacity the "Seller"), relating to the sale by the Seller of certain mortgage loans (the "GMACCM Mortgage Loans"), and relating to the Certificates sold pursuant to the Underwriting Agreement, dated as of December 5, 2000 (the "Underwriting Agreement"), between the Purchaser and Deutsche Bank Securities Inc. and Goldman, Sachs & Co, and issued under the Pooling and Servicing Agreement, dated as of December 1, 2000, among GMACCM as special servicer and master servicer (in such respective capacities, the "Special Servicer" and the "Master Servicer"), the Purchaser, as depositor, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent (the "Pooling and Servicing Agreement" and together with the GMACCM Mortgage Loan Purchase Agreement, the "Agreements"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Agreements.




                             Exhibit D-3B - Page 1

                  In connection with the transactions described above, certain mortgage loans (the "GACC Warehouse Mortgage Loans") were sold to the Purchaser by German American Capital Corporation ("GACC"), pursuant to the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "GACC Warehouse Mortgage Loan Purchase Agreement"), between the Purchaser and GACC, and certain other mortgage loans (the "GSMC Warehouse Mortgage Loans") were sold to the Purchaser by Goldman Sachs Mortgage Company("GSMC"), pursuant to the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "GSMC Warehouse Mortgage Loan Purchase Agreement"), between the Purchaser and GSMC. Certain other mortgage loans (the "GACC Mortgage Loans") were sold to the Purchaser by GACC, pursuant to the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "GACC Mortgage Loan Purchase Agreement"), between the Purchaser and GACC, and certain other mortgage loans (the "GSMC Mortgage Loans") were sold to the Purchaser by GSMC, pursuant to the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "GSMC Mortgage Loan Purchaser Agreement"), between the Purchaser and GSMC.

                  In rendering this opinion, we have examined and relied upon executed copies of the Agreements and originals or copies, certified or otherwise identified to our satisfaction, of such certificates and other documents as we have deemed appropriate for the purposes of rendering this opinion. We have examined and relied upon, among other things, the documents and opinions delivered to you at the closing being held today relating to the Certificates, as well as (a) the Prospectus and the Memorandum, (b) an executed copy of each of the GACC Warehouse Mortgage Loan Purchase Agreement, the GMACCM Mortgage Loan Purchase Agreement, the GSMC Warehouse Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement and the GSMC Mortgage Loan Purchase Agreement and (c) an executed copy of the Pooling and Servicing Agreement.

                  In conducting our examination, we have assumed, without investigation, the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have, with your permission, also relied upon the opinions of even date herewith of David J. Holl, Esq., Counsel to GMACCM, and Allen Matkins Leck Gamble & Mallory LLP, special California counsel to GMACCM, addressed to you. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of GMACCM and others.


                             Exhibit D-3B - Page 2

                  We are members of the bar of the State of New York and do not purport to be experts on or to express any opinion herein concerning any laws other than the laws of the State of New York and the federal laws of the United States of America. We express no opinion herein as to the laws of any other jurisdiction.

                  Based upon the matters stated herein and upon such investigation as we have deemed necessary, we are of the opinion that the Agreements have been duly authorized, executed and delivered by GMACCM and, upon due authorization, execution and delivery by the Purchaser, will each constitute a valid, legal and binding agreement of GMACCM, enforceable against GMACCM in accordance with its respective terms, except as enforceability may be limited by (a) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws relating to or affecting the enforcement of creditors rights generally and (b) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

                  In rendering the opinions expressed above, we express no opinion regarding any severability provision in the Agreements or regarding the legal, valid and binding effect or the enforceability of any indemnification provision in the Agreements to the extent that any such provisions may be deemed to cover matters under the federal securities laws. The opinions expressed above are subject to the further qualification that certain of the remedial provisions in the Agreements may be limited or rendered ineffective or unenforceable in whole or in part under the laws of the State of New York (but the inclusion of such provisions does not make the remedies provided by the Agreements inadequate for the practical realization of the rights and benefits purported to be provided thereby, except for the economic consequences of procedural or other delay).

                  We have not ourselves checked the accuracy or completeness of, or otherwise independently verified, the information furnished with respect to the Prospectus Supplement or the Memorandum. In addition, as you are aware, with limited exception, we did not examine or review the Mortgage Files although we did review the asset summaries (the "GMACCM Asset Summaries") furnished and prepared by GMACCM with respect to the GMACCM Mortgage Loans sold under the GMACCM Mortgage Loan Purchase Agreement, the GACC Warehouse Mortgage Loans sold under the GACC Warehouse Mortgage Loan Purchase Agreement, and the GSMC Warehouse Mortgage Loans sold under the GSMC Warehouse Mortgage Loan Purchase Agreement (collectively, the "Mortgage Loans"). We did not, however, check the accuracy or completeness of or otherwise independently verify the information contained in the GMACCM Asset Summaries. Moreover, we note that we were advised by GMACCM in connection with our review of the GMACCM Asset Summaries that such


                            Exhibit D-3B - Page 3

         GMACCM Asset Summaries were summaries only, and in certain instances being continually updated and corrected and were not intended to be relied on for a complete legal description of each GMACCM Mortgage Loan.

                  In the course of the preparation by the Purchaser of the Prospectus Supplement and the Memorandum, we have participated in conferences with certain officers of GMACCM, the Purchaser, counsel to the Purchaser and your representatives, during which the contents of the Prospectus Supplement and the Memorandum and related matters were discussed and, at your request we have reviewed the information contained in the Prospectus Supplement (other than the information presented in tabular form) under the headings "Summary of Series 2000-C3 Transaction -- The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors" and/or "Description of the Mortgage Pool" relating to GMACCM, the Purchaser and the Mortgage Loans (collectively, the "Selected Information"). On the basis of the discussions and limited review referred to above, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Prospectus Supplement and the Memorandum, and without independent check or verification of the Selected Information except as stated, no facts have come to our attention that have caused us to believe that the Selected Information set forth in either the Prospectus Supplement or the Memorandum (other than financial and statistical data included or not included therein or incorporated by reference therein, as to which we express no opinion), as of its issue date, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness, we are referring to the actual knowledge of the Mayer, Brown & Platt attorneys who have represented you in connection with the transactions contemplated by the Agreements. Except as expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts and no inference as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

                  This letter is limited to the specific issues addressed herein and the opinion rendered above is limited in all respects to laws and facts existing on the date hereof. By rendering this opinion, we do not undertake to advise you with respect


                             Exhibit D-3B - Page 4
         to any other matter or of any change in such laws or facts or in the interpretations of such laws which may occur after the date hereof.

                  We are furnishing this opinion to you solely for your benefit. This opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose, except that the persons listed on Exhibit A hereto may rely upon this opinion in connection with their rating of the Certificates to the same extent as if this opinion had been addressed to them.

                                                            Very truly yours,


                                                            MAYER, BROWN & PLATT


















                             Exhibit D-3B - Page 5

                                    EXHIBIT E
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                        REGARDING THE PARTICIPATION LOAN

                  With respect to the Participation Loan, the Seller hereby represents and warrants, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule E-1 hereto, that:

                  (i) Ownership of Mortgage Loans. Immediately prior to the transfer thereof to the Purchaser, the Seller had good and marketable title to, and was the sole owner and holder of, such Mortgage Loan, subject to the related Participation Agreement, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan, subject to the Participation Interest (other than, in certain cases, the right of a subservicer to directly service such Mortgage Loan). Such transfer validly assigns ownership of such Mortgage Loan, subject to the related Participation Agreement, to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (other than the rights of any sub-servicer to subservice such Mortgage Loans).

                  (ii) Authority to Transfer Mortgage Loans. The Seller has full right and authority to sell, assign and transfer such Mortgage Loan. No provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan.

                  (iii) Mortgage Loan Schedule. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date; provided, however, that this representation or warranty shall be deemed not to include any representation or warranty with respect to the subject matter of any other representation or warranty set forth herein.

                  (iv) Payment Record. Such Mortgage Loan was not as of the Cut-off Date for such Mortgage Loan, and has not been during the twelve-month period prior thereto, 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period.

                  (v) Permitted Encumbrances. The related Mortgage constitutes a valid first lien upon the related Mortgaged Property, including all buildings located thereon and all fixtures attached thereto, such lien being subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, and (C) exceptions and exclusions specifically referred to in the


                              Exhibit E-1 - Page 1
         lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan (the exceptions set forth in the foregoing clauses (A), (B) and (C) collectively, "Permitted Encumbrances"). The Permitted Encumbrances do not materially interfere with the security intended to be provided by the related Mortgage, the current use or operation of the related Mortgaged Property or the current ability of the Mortgaged Property to generate net operating income sufficient to service the Mortgage Loan.

                  (vi) Title Insurance. The lien of the related Mortgage is insured by a Title Policy (as defined in Exhibit C to the Agreement), or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of the Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such loan). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. The Seller has not, by act or omission, done anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee, without the consent of or notice to the insurer. To the Seller's actual knowledge, the insurer that issued such Title Policy is qualified to do business in the state in which the related Mortgaged Property is located.

                  (vii) No Waivers by Seller of Material Defaults. The Seller has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note.

                  (viii) No Offsets, Defenses or Counterclaims. There is no valid offset, defense or counterclaim to such Mortgage Loan.

                  (ix) Condition of Property; Condemnation. Except as set forth in any engineering report prepared in connection with the origination of (or obtained in connection with or otherwise following the Seller's acquisition of) such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in such case where an escrow of funds exists sufficient to effect the necessary repairs and maintenance). The Seller has no actual notice of the


                              Exhibit E-1 - Page 2
         commencement of a proceeding for the condemnation of all or any material portion of the related Mortgaged Property.

                  (x) Compliance with Usury Laws. Such Mortgage Loan complied in all material respects with all applicable usury laws in effect at its date of origination.

                  (xi) Full Disbursement of Mortgage Loan Proceeds. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

                  (xii) Enforceability. The related Mortgage Note and Mortgage and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing such Mortgage Loan have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, redemption, fraudulent conveyance, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (xiii) Insurance. All improvements upon the related Mortgaged Property are insured under an "all risk" insurance policy against loss by hazards of extended coverage in an amount (subject to a customary deductible) at least equal to the full insurable replacement cost of the improvements located on such Mortgaged Property, which policy contains appropriate endorsements to avoid the application of coinsurance and does not permit reduction in insurance proceeds for depreciation. If any portion of the improvements upon the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in a flood zone area as identified in the Federal Register by the Federal Emergency Management Agency as a 100 year flood zone or special hazard area, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property,
         (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, or (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. In addition, the Mortgage requires the Mortgagor to maintain in respect of the Mortgaged Property workers' compensation insurance (if applicable), comprehensive general liability insurance in amounts generally required by the Seller, and at least twelve months


                              Exhibit E-1 - Page 3
         rental or business interruption insurance, and all such insurance required by the Mortgage to be maintained is in full force and effect. Each such insurance policy names the holder of the Mortgage as an additional insured or contains a mortgagee endorsement naming the holder of the Mortgage as loss payee and requires prior notice to the holder of the Mortgage of termination or cancellation, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured.

                  (xiv) Environmental Condition. The related Mortgaged Property was subject to one or more environmental site assessments (or an update of a previously conducted assessment), which was (were) performed on behalf of the Seller, or as to which the related report was delivered to the Seller in connection with its origination or acquisition of such Mortgage Loan; and the Seller, having made no independent inquiry other than reviewing the resulting report(s) and/or employing an environmental consultant to perform the assessment(s) referenced herein, has no knowledge of any material and adverse environmental conditions or circumstance affecting such Mortgaged Property that was not disclosed in the related report(s). The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Purchaser, or its successors and assigns in respect of the Mortgage Loan, to any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any other applicable federal, state or local environmental law, and the Seller has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to the related Mortgaged Property that was not disclosed in the related report. The related Mortgage or loan documents in the related Mortgage File requires the Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

                  (xv) No Cross-Collateralization with Other Mortgage Loans. Such Mortgage Loan is not cross-collateralized with any mortgage loan that will not be included in the Trust Fund.

                  (xvi) Waivers and Modifications. The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage File.

                  (xvii) Taxes and Assessments. There are no delinquent taxes, ground rents, assessments for improvements or other similar outstanding charges affecting the related Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation


                              Exhibit E-1 - Page 4
         and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be payable thereon.

                  (xviii)        Reserved.

                  (xix) Whole Loan. Except for the Mortgage Loan subject to the Participation Agreement.

                  (xx) Valid Assignment. The assignment of the related Mortgage referred to in clause (iii) of Exhibit B constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee. The Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject only to Permitted Encumbrances, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases, not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

                  (xxi) Escrows. All escrow deposits relating to such Mortgage Loan that are, as of the Closing Date, required to be deposited with the mortgagee or its agent have been so deposited.

                  (xxii) No Mechanics' or Materialmen's Liens. As of the date of origination of such Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to that created by the related Mortgage, except those which are insured against by the Title Policy referred to in (vi) above.

                  (xxiii) No Material Encroachments. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to any material extent (unless


                              Exhibit E-1 - Page 5
         affirmatively covered by the title insurance referred to in paragraph
         (vi) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. To the Seller's knowledge, based upon opinions of counsel and/or other due diligence customarily performed by the Seller, the improvements located on or forming part of such Mortgaged Property do not in any material respects violate any applicable zoning laws and ordinances (except to the extent that they may constitute legal non-conforming uses).

                  (xxiv) Originator Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

                  (xxv) No Material Default. (A) To the Seller's knowledge, there exists no material default, breach or event of acceleration under the related Mortgage or Mortgage Note, and (B) the Seller has not received actual notice of any event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered or addressed by any other representation and warranty made by the Seller herein.

                  (xxvi) Inspection. In connection with the origination or acquisition of each Mortgage Loan, the Seller inspected or caused to be inspected the Mortgaged Property.

                  (xxvii) No Equity Participation or Contingent Interest. The Mortgage Loan contains no equity participation by the lender, and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or for negative amortization.

                  (xxviii) No Advances of Funds. No holder of the Mortgage Loan has, to the Seller's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan (other than amounts paid by the tenant as specifically provided under the related lease).

                  (xxix) Licenses, Permits, Etc. To the Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by


                              Exhibit E-1 - Page 6
         the Seller, as of the date of origination of the Mortgage Loan, the related Mortgagor or operator of the related Mortgaged Property was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership and operation of the related Mortgaged Property as it was then operated.

                  (xxx) Servicing. The servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law in all material respects and are consistent with generally accepted servicing standards for similar multifamily and commercial loans.

                  (xxxi) Customary Remedies. The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph (xii)) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

                  (xxxii) Insurance and Condemnation Proceeds. The related Mortgage provides that insurance proceeds and condemnation proceeds will be applied for one of the following purposes: either to restore or repair the Mortgaged Property, or to repay the principal of the Mortgage Loan, or otherwise at the option of the holder of the Mortgage.

                  (xxxiii) LTV. The gross proceeds of such Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80 percent of the original principal balance of the Mortgage Loan or
         (2) at the Closing Date at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (xxxiii) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treas. Reg. ss. 1.860G-2(a)(1)(ii)).


                              Exhibit E-1 - Page 7

                  (xxxiv) LTV and Significant Modifications. If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either
         (A) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (B) satisfies the provisions of either clause (A)(1) of paragraph (xxxiii) (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2) of paragraph (xxxiii), including the proviso thereto.

                  (xxxv) Reserved.

                  (xxxvi) Litigation. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

                  (xxxvii) Reserved.

                  (xxxviii) Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage.

                  (xxxix) Lien Releases. Except in cases where either (a) a release of a portion of the Mortgaged Property was contemplated in the Mortgage Loan Documents and such portion was not considered material for purposes of underwriting the Mortgage Loan, (b) release is conditioned upon the satisfaction of certain underwriting and legal requirements or the payment of a release price, or (c) a defeasance is affected in accordance with the Mortgage Loan Documents, the related Mortgage Note or Mortgage does not require the holder thereof to release all or any portion of the Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

                  (xl) Junior Liens. The Mortgage Loan does not permit the related Mortgaged Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage (excluding any lien relating to another Mortgage Loan that is cross-collateralized with such Mortgage Loan) without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar conditions specified therein.



                              Exhibit E-1 - Page 8

                  (xli) Mortgagor Bankruptcy. To the Seller's knowledge, the Mortgagor is not a debtor in any state or federal bankruptcy or insolvency proceeding.

                  (xlii) Due Organization of Mortgagors. As of the date of origination of each Mortgage, each related Mortgagor which is not a natural person was duly organized and validly existing under the laws of the state of its jurisdiction.

                  (xliii) Due-On-Sale. The Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of such Mortgage Loan, the related Mortgaged Property, or any controlling interest therein, is directly or indirectly transferred or sold.

                  (xliv) Single Purpose Entity. As of the date of the origination of the relevant Mortgage Loan, the related Mortgagor is an entity, other than an individual, whose organizational documents or the related Mortgage Loan Documents provide substantially to the effect that the Mortgagor: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans, (B) may not engage in any business unrelated to such Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgage Property or Mortgaged Properties, (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan Documents, (E) has its own books and records separate and apart from any other person, and (F) holds itself out as a legal entity, separate and apart from any other person.

                  (xlv) Defeasance Provisions. Any Mortgage Loan which contains a provision for any defeasance of mortgage collateral by the Mortgagor, either (A) requires the consent of the holder of the Mortgage Loan to any defeasance, or (B) permits defeasance (i) no earlier than two years after the Closing Date (as defined in the Pooling and Servicing Agreement, dated as of December 1, 2000), (ii) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. ss. 1.860G-2(a)(8)(i), and (iii) only to facilitate the disposition of mortgage real property and not as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

                  (xlvi) Defeasance Costs. If the Mortgage Loan permits defeasance, then the mortgage loan documents related to such Mortgage Loan require (a) the borrower to pay all rating agency fees associated with defeasance and all other out-of-pocket expenses associated with defeasance such as accountant's fees and opinions of counsel, or (b) that the borrower provide a REMIC opinion, an opinion regarding the first priority perfected security interest in the defeasance collateral, rating agency


                              Exhibit E-1 - Page 9
         letters certifying no rating qualification or downgrade on any securities, and accountant certification that all payments from the defeasance collateral are sufficient to make monthly principal and interest payments on such Mortgage Loan through maturity.

                  (xlvii) Rating Agency Fees for Assumptions. In the case of each Mortgage Loan that entitles the Mortgagor to cause an assumption of such Mortgage Loan by a third party, the holder of each Mortgage Loan is entitled to require the payment by the related Mortgagor of any related rating agency fees if a Rating Agency Confirmation is required under the Pooling and Servicing Agreement in connection with such assumption.

                  It is understood and agreed that the representations and warranties set forth in this Exhibit E shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser, and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.













                             Exhibit E-1 - Page 10

                            SCHEDULE E-1 TO EXHIBIT E

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

         (XL)     JUNIOR LIENS

                  The loan documents provide that the borrower may incur additional debt.

      Loan Number                    Property                    Issue
      -----------                    -------------               ------
      24082                          Arizona Mills               The borrower is permitted to incur up to
                                                                 $3,000,000 of debt secured by personal property
                                                                 at the Arizona Mills property, provided that such
                                                                 financing, together with any trade payables
                                                                 incurred in the ordinary course of business by
                                                                 the Arizona Mills borrower, does not exceed four
                                                                 percent (4%) of the then outstanding principal
                                                                 balance of the Arizona Mills loan.


                                     E-1-1